SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2007

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania   0-22920   11-2948749
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(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
of incorporation)        Identification No.)

1600 Parkwood Circle
Suite 500
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Option Grant Agreements

On July 6, 2007, the Compensation Committee of Numerex Corp. (the “Company”) approved a new form of (i) non-qualified stock option grant agreement for grants to consultants, (ii) non-qualified stock option grant agreement for grants to non-employee directors, and (iii) incentive stock option grant agreement for grants to employees. Each of these option award agreements will be used pursuant to the Company’s 2006 Long-Term Incentive Plan.

The form of agreements are filed as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Form of Non-Qualified Stock Option Grant Agreement (consultants)

10.2	Form of Non-Qualified Stock Option Grant Agreement (non-employee directors)

10.3	Form of Incentive Stock Option Grant Agreement (employees)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NUMEREX CORP.

Date: July 12, 2007                                       /s/ Alan B. Catherall
                                                       Alan B. Catherall
                                                            Chief Financial Officer

Exhibit Index

10.1	Form of Non-Qualified Stock Option Grant Agreement (consultants)

10.2	Form of Non-Qualified Stock Option Grant Agreement (non-employee directors)

10.3	Form of Incentive Stock Option Grant Agreement (employees)